SEASONS SERIES TRUST
Real Return Portfolio
Supplement to the Prospectus Dated July 28, 2010
Effective May 2, 2011, Anthony H. Small, Vice President and Fixed Income Portfolio Manager of Wellington Management Company, LLP (“Wellington Management”), became involved in portfolio management and securities analysis for the Real Return Portfolio (the “Portfolio”). Accordingly, in the Portfolio Summary section titled “Investment Adviser — Portfolio Manager,” the disclosure is replaced with the following:

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Lindsay Thrift Politi	2010	Vice President and Fixed Income Portfolio Manager

Anthony H. Small	2011	Vice President and Fixed Income Portfolio Manager
In addition, in the section titled “Management” under the heading “Information about the Subadvisers,” the disclosure with respect to Wellington Management’s management of the Portfolio is replaced with the following:
The Real Return Portfolio is managed by Lindsay Thrift Politi. Ms. Politi, Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Anthony H. Small, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Real Return Portfolio since 2011. Mr. Small joined Wellington Management in 2004 and became an investment professional in 2005.
Dated: May 4, 2011
Versions: Combined Master Classes 1, 2 & 3; Version 5 Class 3; and Version 6 Class 3